REORGANIZATION AGREEMENT



     This Reorganization Agreement ("Agreement") is made and entered into this 30th day of October 1997, by and among (i) Keystone Entertainment, Inc., a
Delaware corporation, which is referred to herein as the "Company," (ii) G/O International, Inc., a Colorado corporation, which is referred to herein as "G/O Colorado" (iii) Mac Filmworks, Inc., a Texas corporation, which is referred to herein as "Macfilms" (iv) those persons identified in Schedule A-1 attached hereto, who are the beneficial owners of 4,100,000 shares of common stock of Macfilms, $0.001 par value per share, (the "Founding Shareholders"), (v) those persons identified in Schedule A-2 hereto, who are the beneficial owners of 247,680 shares of common stock of Macfilms, (the "Library Owners"), and (vi) those persons identified in Schedule A-3 hereto, who are the beneficial owners of 400,000 shares of common stock of Macfilms (the "Share Subscribers"). The Founding Shareholders, the Library Owners and the Share Subscribers shall hereinafter be referred to collectively as the "Shareholders" or "Macfilms Shareholders." Two of the Founding Shareholders, Jim McCullough, Sr. and Jim McCullough, Jr., are referred to herein as the "Representing Shareholders".

     WHEREAS, the Shareholders, own and have the right to sell, transfer, and convey, 4,747,680 shares of Macfilms common stock, which constitutes one hundred percent (100%) of the issued and outstanding capital stock of Macfilms; and

     WHEREAS, 1,600,000 shares of the Company's common stock is issued and outstanding and owned by G/O Colorado, which constitutes 100% of the issued and outstanding capital stock of the Company; and

     WHEREAS, the Company wishes to acquire one hundred percent (100%) of the issued and outstanding capital stock of Macfilms through exchanging for the 4,747,680 shares of Macfilms' common stock held by the Shareholders, 4,747,680 shares of the Company's common stock; and

     WHEREAS, the Shareholders have agreed to deliver 4,747,680 shares of Macfilms' common stock to the Company in exchange for 4,747,680 shares newly issued shares of the Company's common stock; and

     WHEREAS, after the exchange, there will be 6,347,680 shares of Company common stock outstanding, 4,747,680 held by the MacFilm Shareholders and 1,600,000 held by G/O Colorado, which will be subsequently distributed to the G/O Colorado shareholders.

     WHEREAS, the parties hereto wish to formalize the above mentioned agreements and thereafter accomplish such exchange on the terms and conditions set forth herein.


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     NOW,  THEREFORE,  in  consideration  of  the  premises  and  of  the mutual covenants hereinafter set forth, the parties hereto have agreed and by these presents do hereby agree as follows:


     1. REPRESENTATION, WARRANTIES AND COVENANTS BY MACFILMS AND THE REPRESENTING SHAREHOLDERS. MacFilms and the Representing Shareholders, hereby jointly and severally make the following express representations and warranties to the Company:

          A. MacFilms is a corporation duly organized, validly existing and in good standing under the laws of Texas and has the corporate power to own its property and carry on its business in Texas. Copies of MacFilms' Articles of Incorporation and By-laws have heretofore been furnished to the Company by MacFilms, and all such copies are true, correct and complete copies of the original Articles of Incorporation and By-laws including all amendments thereto.

          B. MacFilms has the corporate authority to issue a total of 10,000,000 shares of $0.001 par value common stock, of which 4,747,680 shares have been issued and are outstanding. As of the date of Closing, there are not any outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to the MacFilms' capital stock, pursuant to which the MacFilms is or may become obligated to issue shares of the MacFilms' common stock, any other shares of its capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock of MacFilms.

          C. The Shareholders have full power and authority to exchange the 4,747,680 shares of MacFilms' common stock which are held by them upon the terms and conditions provided for in this Agreement, and said shares of common stock have been duly and validly issued and will be free and clear of any lien or other encumbrance on the Closing Date specified herein.

          D. Except as described in this Agreement or disclosed to the Company in the schedule attached hereto as Schedule "B" (the "Disclosure Schedule"), MacFilms has not:

               (1) issued and committed to issue any additional shares of its capital stock, or any options to acquire such stock;


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               (2)  paid  or declared any dividends or distributions of capital, surplus, or profits with respect to any of its issued and outstanding shares of capital stock; or

               (3) entered into any other transaction or agreement which would, or might, materially impair the shareholder's equity of MacFilms.

          E. Except as provided herein or in the Disclosure Schedule, MacFilms has not engaged in any material transactions other than transactions in the normal course of the operation of its business, which would, or might, materially impair the shareholder's equity of MacFilms.

          F. MacFilms is not involved in any pending or threatened litigation which would, or might, materially affect its financial condition.

          G. To the best of MacFilms knowledge, it has good and marketable title to all of the property and assets free and clear of any and all liens, encumbrances or restrictions, except for:

               (1) taxes and assessments which may become due and payable in the ordinary course of business;

               (2) easements or other minor restrictions with respect to its property which do not materially affect the present use of such property; and

               (3)  those  items  disclosed  on  the  Disclosure  Schedule.

          H. There are no unpaid assessments or proposed assessments of State or Federal income taxes pending against MacFilms and all liabilities for Federal and State income or franchise taxes, as shown on the tax returns filed, or to be filed, by MacFilms, have been paid or the liability therefor has been provided for and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued; except where the failure to pay would not have a material adverse effect on the business of MacFilms or as disclosed in the Disclosure Schedule.


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          I.   The execution and delivery of this Agreement, and the issuance of the MacFilms' common stock required to be issued hereunder, will have been duly authorized by all necessary corporate action and neither the execution nor delivery of this Agreement nor the issuance of the MacFilms' common stock, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Articles of Incorporation or By-Laws of the MacFilms or any indenture, agreement or other instrument to which MacFilms is a party, or by which it is bound or by which any of its property is bound.

          J. There is no legal, administrative, arbitral or other proceedings claim, action, cause of action or governmental investigation of any nature seeking to impose, or that could result in the imposition, on MacFilms of any liability easing under any local, state or federal environmental statute, regulation or ordinance, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, pending or threatened against the Company, which would be required to be disclosed pursuant to Item 103 or 303 of Regulation SK (17 CFR 229). To the best knowledge of the MacFilms there is no reasonable basis for any such proceeding, claim action, or governmental investigation that would impose any such liability; and MacFilms is subject to any agreement order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency third party imposing any such liability.

          K. MacFilms has not established, maintained or contributed to any employee benefit plans. As used herein, the term "Employee Benefit Plans" means all employee benefit plans within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          L. Macfilms has agreed to engage Malone &Bailey, PLLC to prepare audited financial statements from inception through September 30, 1997 which will be provided to the Company and G/O Colorado prior to the Closing Date.

     MacFilms and the Representing Shareholders further represent and warrant that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true at the Closing Day and shall survive the Closing for a period of six months from the Closing Date.


          2. REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND G/O COLORADO. The Company and G/O Colorado hereby make the following express representations and warranties to MacFilms and the MacFilms Shareholders:


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          A.   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and G/O Colorado is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and each has the corporate power to own its properties and carry on its business as now being conducted. Certified copies of the Company's Certificate of Incorporation and By-Laws and G/O Colorado's Articles of Incorporation and By-laws have heretofore been furnished to MacFilms by the Company and by G/O Colorado, and all such copies are true, correct and complete copies of the original Certificate of Incorporation, Articles of Incorporation and By-Laws including all amendments thereto.

          B. The Company has the corporate authority to issue a total of 60,000,000 shares of capital stock consisting of 50,000,000 shares of $.001 par value preferred stock and 10,000,000 shares of $.001 par value common stock of which 1,600,000 shares of common stock and no shares of preferred stock are presently issued and outstanding. As of the date of Closing, there are not any outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to the Company's capital stock, pursuant to which the Company is or may become obligated to issue shares of the Company's common stock, any other shares of its capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock of the Company. All of the shares of the Company's common stock have the same voting and other rights. G/O Colorado has the corporate authority to issue a total of 20,000,000 shares of $.01 par value per share common stock, of which 5,985,372 shares are presently issued and outstanding.

          C. Since inception, the Company has had no operations, revenues from operations, nominal assets and has incurred no liabilities.

          D. The Company has no subsidiaries. G/O Colorado has those subsidiaries set forth in Schedule C hereto.

          E. The Company is not subject to the reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has not filed a transitional report submitting it to the reporting requirement of Section 12(g) under the Exchange Act. The Company will file a Form 15c2-11 as soon as practicable.

          F. Attached hereto as Schedule D is a list of all documents filed by G/O Colorado with the United States Securities & Exchange Commission for the past twelve months as of the date of this Agreement (the "Filings"). The Company has provided or has

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               offered  to  provide each of the Shareholders copies of each item set  forth  in  Schedule  D.

          G. As of their respective dates, the Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the balance sheets, statements of income, statements of stockholders' equity and statements of cash flows included in the Filings, were prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the G/O Colorado as of the dates thereof and the results of its operations, stockholders' equity and cash flows for the periods then ended.

          H. Subsequent to the Closing Date of this Reorganization Agreement, Macfilms or the Company will file an amendment to its Certificate of Incorporation and adopt such resolutions as necessary for the purpose of changing the name of the Company to "Mac Filmworks, Inc."

          I. The unaudited Financial Statements of the Company which are attached hereto as Schedule E (the "Financial Statements") constitute substantially true and correct statements of the financial condition of the Company and the Company's assets, liabilities and income as of such date. Since the date of the balance sheet contained in the Financial Statements, the Company has not:

               (1) issued any additional shares of its common stock to any person;

               (2) paid or declared any dividends or distributions of capital, surplus, or profits with respect to any of its issued and outstanding shares of common stock;

               (3) paid or agreed to pay any consideration in redemption of any of its issued and outstanding shares of common stock; or

               (4) entered into any other transaction or agreement which would, or might, materially impair the shareholder's equity of the Company as reflected in such balance sheet.


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          J.   The  Company,  subject  to  obtaining shareholder approval of the proposed amendments to its Certificate of Incorporation, as contemplated hereby, which the Company hereby agrees to faithfully undertake and complete, has the corporate power and authority to execute and perform all of its duties and obligations under the terms of this Agreement and to issue and deliver to the MacFilms Shareholders, those shares of common stock that are required to be issued and delivered under the terms of this Agreement.

          K. The execution and delivery of this Agreement, and the issuance of the Company's common stock required to be issued hereunder, will have been duly authorized by all necessary corporate action and neither the execution nor delivery of this Agreement nor the issuance of the Company's common stock, nor the performance, observance or compliance with the terms and provisions of this Agreement will violate any provision of law, any order of any court or other governmental agency, the Certificate of Incorporation or By-Laws of the Company or the Articles of Incorporation or By-laws of G/O Colorado or any indenture, agreement or other instrument to which the Company or G/O Colorado is a party, or by which it is bound or by which any of its property is bound.

          L. Neither the Company nor G/O Colorado is involved in any pending or threatened litigation which would, or might, materially affect its financial condition and which has not been:

                    (1)  provided  for  in  the  Financial  Statements,  or
                    (2)  provided  in  the  Filings.

          M. There are no unpaid assessments or proposed assessments of income taxes pending against the Company or G/O Colorado. All liabilities for Federal and State income or franchise taxes, as shown on the tax returns filed, or to be filed, by the Company and G/O Colorado, have been paid or the liability therefor has been provided for in the Balance Sheet contained in the Filings and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

          N. The shares of the Company's common stock which will be delivered to the MacFilms Shareholders pursuant to the terms of this Agreement will, on delivery in accordance with the terms hereof, be duly authorized, validly issued and fully paid and non assessable.


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          O.   On  the  Closing  Date,  the  Company  will  cause  the following individuals  to  be  elected to the Company's Board of Directors:
               Jim McCullough, Sr., Jim McCullough, Jr., Scott W. Thompson and Victor C. Serafino.

          P. Except as set forth in the balance sheet of the Company attached hereto as Schedule E, the Company has no material claims against it, liabilities or indebtedness, contingent or otherwise. The Company does not know or have reason to know of any basis for the assertion against the Company of any liability of any material nature or in any material amount not fully reflected or reserved against in the Company's balance sheet.

          Q. There is no legal, administrative, arbitral or other proceedings claim, action, cause of action or governmental investigation of any nature seeking to impose, or that could result in the imposition, on the Company or G/O Colorado of any liability easing under any local, state or federal environmental statute, regulation or ordinance, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, pending or threatened against the Company, which would be required to be disclosed pursuant to Item 103 or 303 of Regulation SK (17 CFR 229). To the best knowledge of the Company and G/O Colorado there is no reasonable basis for any such proceeding, claim action, or governmental investigation that would impose any such liability; and neither the Company nor G/O Colorado is subject to any agreement order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency third party imposing any such liability.

          R. Neither the Company nor G/O Colorado have established, maintained or contributed to any employee benefit plans. As used herein, the term "Employee Benefit Plans" means all employee benefit plans within the meaning of section 3(3) of ERISA.

          The Company and G/O Colorado further represent and warrant that all of the representations and warranties set forth above are true as of the date of this Agreement, shall be true at the Closing Date and shall survive the closing for a period of six months from the Closing Date.

          3. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND G/O COLORADO. The obligations of the Company hereunder shall be subject to the following conditions:

          A. The Company shall not have discovered any material error, misstatement or omission in any of the representations and warranties made by MacFilms, and/or the Representing Shareholders herein and all the terms and conditions of this Agreement to be performed and complied with have been performed and complied with.


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          B.   There  shall  have  been  no  substantial  adverse changes in the financial condition, business or operations of MacFilms from the date of this Reorganization Agreement, until the Closing Date, except for changes resulting from operations in the usual and ordinary course of its business, and between such dates no business and assets of MacFilms shall have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of the workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or Acts of God or of the public enemies.

          4. CONDITIONS TO THE OBLIGATIONS OF THE REPRESENTING SHAREHOLDERS AND MACFILMS. The obligations of the Representing Shareholders and MacFilms hereunder are subject to the following conditions:

          A. The Representing Shareholders and MacFilms shall not have discovered any material error or misstatement in any of the representations and warranties made by the Company and/or G/O Colorado herein and all the terms and conditions of this Agreement to be performed and complied with by the Company and/or G/O Colorado have been performed and complied with.

          B. There shall have been no substantial adverse changes in the financial condition, business or operations of the Company and/or G/O Colorado, except for changes resulting from those operations in the usual ordinary course of the business, and no business and assets of the Company and/or G/O Colorado shall have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of the workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or Acts of God or of the public enemies.

          C.   G/O  Colorado's  board  of  directors  shall  have:

               (i) adopted a resolution approving the distribution of a total of 1,600,000 shares of the Company's common stock to its shareholders.

               (ii) distributed the Company's 1,600,000 shares of common stock to an escrow agent to be held by such escrow agent for further distribution to those G/O Colorado shareholders or their assigns determined as of a dividend date selected by G/O Colorado, upon registration of its common stock, either under the Securities Act of 1933, as amended or under Section 12(g) of the Securities Exchange Act of 1934, as amended. Of the 1,600,000 shares of Company common stock, 1,040,000 shall be subject to a one year contractual lock-up.

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          5.  CONDITIONS SUBSEQUENT. The following conditions shall occur within a  reasonable  time  after  the  Closing  contemplated  hereby:

               (i) G/O Colorado shall distribute 1,600,000 shares of the Company common stock to its shareholders. Of the 1,600,000 shares of Company common stock, 1,040,000 shall be subject to a one year contractual lock-up.

               (ii) The Company shall prepare and file with the SEC a registration statement, thereby registering its common stock, either pursuant the Securities Act of 1933, as amended or pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended,

          6. CLOSING DATE. The Closing of this Agreement ("Closing Date") shall take place on or before November 7, 1997.

          7. EXCHANGE OF SECURITIES. Subject to the terms and conditions set forth herein,

          A. At the time of the Closing referred to in Section 6 hereof the Company will issue and deliver, or cause to be issued and delivered to the MacFilms Shareholders identified in Schedules A-1, A-2 and A-3 hereto certificates evidencing the ownership of the securities as designated therein and concurrently therewith the MacFilms Shareholders identified in Schedule A-1, A-2 and A-3 hereto shall directly or through their agent deliver or cause to be delivered to the Company, certificates evidencing the ownership of securities (or provide an Affidavit of Lost Certificate with indemnity) as designated, all duly endorsed to the Company, and

          8. ACTIONS AT THE CLOSING. At the Closing of this Agreement, the Company and the MacFilms Shareholders will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with
Section 6 of this Agreement and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their own securities. All stock certificates shall be in the name of the party to which the same are deliverable. In addition to the above mentioned exchange of certificates, the following transactions will take place at the Closing.

          THE  COMPANY  AND  G/O  COLORADO  WILL DELIVER TO THE SHAREHOLDERS AND
MACFILMS:


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          A.   Duly  certified  copies  of  corporate  resolutions  and  other corporate proceedings taken by the Company and G/O Colorado to authorize the execution, delivery and performance of this Agreement;

          B. A certificate executed by a principal officer of the Company and G/O Colorado attesting to the fact that all of the foregoing representations and warranties of the Company and G/O Colorado are true and correct as of the Closing Date and that all of the conditions to the obligations of the MacFilms Shareholders which are to be performed by the Company and G/O Colorado have been performed as of the Closing Date; and

          C. A certificate of corporate good standing for G/O Colorado from the State of Colorado which shall be dated no more than 60 days prior to the Closing Date.

          THE  REPRESENTING  SHAREHOLDERS  AND  MACFILMS  WILL  DELIVER  TO  THE
               COMPANY:

          A. Duly certified copies of corporate resolutions and other corporate proceedings taken by MacFilms to authorize the execution, delivery and performance of this Agreement;

          B. A certificate by a principal officer of MacFilms and the Representing Shareholders that each of the representations and warranties of the Representing Shareholders and MacFilms are true and correct as of the Closing Date and that all of the conditions to the obligations of the Company which are to be performed by MacFilms and the MacFilms Shareholders have been performed as of the Closing Date.

          C. A certificate of corporate good standing for MacFilms from Texas which shall be dated no more than 60 days prior to the Closing Date; and

          9. CONDUCT OF BUSINESS. Between the date hereof and the Closing Date, MacFilms shall conduct its business in the same manner in which it has heretofore been conducted and the Shareholders will not permit MacFilms to (1) enter into any contract, other than in the ordinary course of business, or (2) declare or make any distribution in the nature of a dividend or return of capital to the MacFilms Shareholders, without first obtaining the written consent of the Company.

          10. BOARD OF DIRECTORS. Immediately after the Closing, the Board of Directors of the Company shall have a meeting, at which all of the present directors of the Company shall resign, and they shall fill the vacancies created by their respective resignations, as members of the Company's Board of Directors, in accordance with the By-Laws of the Company, with such individuals as the Directors of MacFilms shall designate to the Company in writing.

          11. FUTURE REGISTRATION. The MacFilms Shareholders understand the Company's common stock has not been registered under the Act or any State Act, they must hold the Company's common stock indefinitely, and cannot dispose of any or all of them unless such they are subsequently registered under the Act and any applicable State Act, or exemptions from registration are available. The MacFilms Shareholders acknowledge and understand that (unless they have received an independent registration rights agreement executed by the Company pertaining to the Company's securities they hold) they have no independent right to require the Company to register the securities held by them. The MacFilms Shareholders further understand that the Company may, as a condition to the transfer of any of the shares of the Company's common stock or the Company's common stock, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to the Company, provided at such MacFilms Shareholder's expense, to the effect that the proposed transfer does not result in violation of the Act or any applicable State Act, unless such transfer is covered by an effective registration statement under the Act and is in compliance with all applicable State Acts.

          12. TRANSFERABILITY. All shares of the Company's common stock which are issued to the MacFilms Shareholders pursuant to the terms of this Agreement shall be "restricted securities" within the meaning of Regulation D of the Act. The Company shall issue stop transfer instructions to the transfer agent for its common stock and shall place the following legend on the certificates representing such stock:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON AN EXEMPTION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN THE SUBJECT TO A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE
          TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT."

          13. ACCESS TO INFORMATION. Concurrently herewith, the Company has delivered to the MacFilms Shareholders correct and complete copies of all documents and records requested by the Shareholders. In addition, the MacFilms Shareholders have had the opportunity to ask questions of, and received answers from, officers and directors of the Company, and persons acting on its behalf concerning such information and the terms and conditions of the Agreement, and have received sufficient information relating to the Company to enable them to make an informed decision with respect to the acquisition of the common stock.

          14. NO SOLICITATION. At no time were the MacFilms Shareholders presented with or solicited by any leaflet, public promotion meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising in connection with their acquisition of the common stock.

          15. EXPENSES. The MacFilms Shareholders, MacFilms, the Company and G/O Colorado shall each pay their respective expenses incident to this Agreement and the transactions contemplated hereby, including all fees of their counsel and accountants, whether or not such transactions shall be consummated.

          16. FINDERS. The MacFilms Shareholders and MacFilms shall indemnify and hold G/O Colorado and the Company harmless against and with respect to all claims or brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based on any agreements, arrangements, or understandings claimed to have been made by the MacFilms Shareholders and MacFilms with any third party. The Company and G/O Colorado shall indemnify and hold the MacFilms Shareholders and MacFilms harmless against and with respect to all claims for brokerage or other commissions relative to this Agreement or the transactions contemplated hereby, based in any agreements, arrangements, or understandings claimed to have been made by the Company with any third party. Except as provided in Exhibit B, each party to this Agreement represents and warrants to each other party that it has not dealt with and does not know of any person, firm or corporation asserting a brokerage, finder's or similar claim in connection with the making or negotiation of this Agreement or the transactions contemplated hereby.

          17. ATTORNEY'S FEES. In the event of any litigation among the parties related to this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs to be fixed by the court, said fees to include appeal and collection of judgment.

          18.  MISCELLANEOUS.

          A. This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of Texas, without reference to the choice of law doctrine of such state. Any action or proceeding against any of the parties hereto relating in any way to this Agreement or the subject matter hereof shall be brought and enforced exclusively in the United States District Court for the Southern District of Texas or any Texas state court sitting in Harris County, and the parties hereto consent to the exclusive jurisdiction of such courts with respect to such action or proceeding.

          B. This Agreement shall not be assignable by any party without prior written consent of the others.

          C. All paragraph headings herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          D. This Agreement sets forth the entire understanding between the parties, there being no terms, conditions, warranties or representations other than those contained herein, and no amendments hereto shall be valid unless made in writing and signed by the parties hereto.

          E. This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of the MacFilms Shareholders, and MacFilms and upon the successors and assigns of the Company and G/O Colorado.

          F. All notices, requests, instructions, or other documents to be given hereunder shall be in writing and sent by registered mail:


          IF  TO  MACFILMS  SHAREHOLDERS:

               Mac  Filmworks,  Inc.
               9464 Mansfield Road
               Shreveport,  Louisiana  71108
               c/o  Jim  McCullough


          WITH  COPIES  TO:

               Brewer  &  Pritchard  P.C.
               Attention:  Thomas  Pritchard,  Esq.
               1111  Bagby  Street
               Suite  2450
               Houston,  Texas  77002

          IF  TO  THE  COMPANY:

               Keystone  Entertainment,  Inc.
               11849  Wink
               Houston,  Texas  77024
               Attention:  Jack  Burns

          WITH  COPIES  TO:

               Mr.  David  Strawn,  Esq.
               Suite  300
               11440  W.  Bernardo  Court
               San  Diego,  California  92127

          IF  TO  G/O  COLORADO:

               G/O  International,  Inc.
               11849  Wink
               Houston,  Texas  77024
               Attention:  Jack  Burns

          G. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          H. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.





     [The  Remainder  of  the  page  intentionally  left  blank]

                            REORGANIZATION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




                                   KEYSTONE  ENTERTAINMENT,  INC.,
                                   A  DELAWARE  CORPORATION



                                   By:   /S/   J. L.  BURNS
                                      ----------------------
                                   Name:       J. L.  Burns
                                        ----------------------
                                   Its:        President
                                       ------------------


                                   G/O  COLORADO,
                                   A  COLORADO  CORPORATION


                                   By:   /S/  J. L. BURNS
                                      ----------------------
                                   Name:      J. L. Burns
                                        ----------------------
                                   Its:       President
                                       ------------------

                            REORGANIZATION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         MAC FILMWORKS, INC., A
                         TEXAS CORPORATION

                         By: /S/ JIM MCCULLOUGH, SR.
                            --------------------------
                            Jim McCullough, Sr., President



                         REPRESENTING SHAREHOLDERS



                         By: /S/ JIM MCCULLOUGH, SR.
                            --------------------------
                            Jim McCullough, Sr.

                         By: /S/ JIM MCCULLOUGH, SR.
                            --------------------------
                            Jim McCullough, Jr.

                              MACFILMS CORPORATION
                                   COUNTERPART
                     REORGANIZATION AGREEMENT SIGNATURE PAGE
                              MACFILMS SHAREHOLDER




The undersigned, in his, her or its capacity as the beneficial owner of _______________ shares of the $0.001 par value per share common stock of Mac Filmworks, Inc. a Texas corporation (the "MacFilms"), hereby joins in and executes the Reorganization between and among G/O Colorado, the Company and the MacFilms Shareholders that shall execute and deliver this Counterpart Signature Page to the Reorganization Agreement.

The undersigned hereby grants a Special Power of Attorney to the duly authorized officers of MacFilms and constitutes and appoints such officers as his, her or its true and lawful Attorney-In -Fact with full power and authority to act in his, her or its name, place and stead to execute, acknowledge and swear to the Reorganization Agreement on his, her or its behalf if, as and when such Reorganization Agreement is execute by MacFilms.

Such officers and MacFilms are also specifically authorized and empowered to attach this Signature Page to the executed Reorganization Agreement with the same force and legal effect as would obtain if the undersigned had personally performed such act. The Power of Attorney granted hereby shall be deemed to be a power coupled with an interest, which is irrevocable and shall survive the death, incompetency or incapacity of the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page in the City of ____________ State of _____________ this ________ day of
_________  1997.

_________________________________
Signature

________________________________
Name Printed

________________________________
Street Address

_______________________________
City, State, Zip

                       SCHEDULE A-1 FOUNDING SHAREHOLDERS:



Name of MacFilms  Shareholder     No. of MacFilms  Shares  No. of Company Shares
--------------------------------  -----------------------  ---------------------

Jimmie B. McCullough, Sr.
463 Dunmoreland Circle
Shreveport, LA  71106                           1,800,000              1,800,000

Lel H. McCullough
463 Dunmoreland Circle
Shreveport, LA  71106                             200,000                200,000

Jimmie B. McCullough, Jr.
675 Lockette Street
Shreveport, LA   71106                          1,800,000              1,800,000

Mary Catherine McCullough Glover
8559 Buncomb Road
Shreveport, LA   71129                            200,000                200,000

Scott W. Thompson
Eurotrade
5444 Westheimer, Suite 2000
Houston, Texas 77056                               50,000                 50,000

Victor C. Serafino
Attorney at Law
5444 Westheimer, Suite 2000
Houston, Texas 77056                               50,000                 50,000

TOTAL                                           4,100,000              4,100,000

                          SCHEDULE A-2 LIBRARY OWNERS:


Name of MacFilms  Shareholder   No. of MacFilms  Shares  No. of Company Shares
------------------------------  -----------------------  ---------------------

CINEVID
Ken Hartford
2899 Agorua Road, Suite 329
Westlake Village, CA 91361                       17,400                 17,400

Delta Equities Corporation
Brian Ostrander
806 Prize Oak
Cedar Park, TX 78613                              5,280                  5,280

Durbin
Steve Durbin
1199 Forest Avenue, #294
Pacific Grove, CA 93950                          24,000                 24,000

Jim McCullough Productions
9464 Mansfield Rd., Suite 1-A
Shreveport, LA 71118                             70,000                 70,000

RAMM
Glenn Hartford
2899 Agoura Road, Suite 329
Westlake Village, CA 91361                       52,000                 52,000

Saturn Productions, Inc.
Tom Ward
575 Madison Avenue, Suite 1006
New York, NY   10022                             29,000                 29,000

Western International, Inc.
Ken Hartford
2899 Agoura Road, Suite 329
Westlake Village, CA   91361                     50,000                 50,000
------------------------------  -----------------------  ---------------------
TOTAL SHARES:                                   247,680                247,680

SCHEDULE A-3     SHARE SUBSCRIBERS:


Name of MacFilms  Shareholder          No. of MacFilms  Shares  No. of Company Shares
-------------------------------------  -----------------------  ---------------------

ATM USA Corp.
(by Wm. Miracle)
2500 City West Blvd. Suite 300
Houston, TX   77042                                      2,500                  2,500

Acuna, Maria Guadalupe
5614 Stone Creek
La Porte, TX   77571                                     2,500                  2,500

Alcala, Rolando S.
12006 Autumn Creek Dr.
Houston, TX   77070                                      1,000                  1,000

Arcangeli, Joseph
5614 Stone Creek
La Porte, TX   77571                                     1,500                  1,500

Aubert, Raymond
14615 Treborway Dr.                                   #1 2,500               #1 2,500
Houston, TX   77014                                   #2 4,700               #2 4,700

Bailey, Tracy L.
11523 Sagevale
Houston, TX   77089                                      1,600                  1,600

Bateh, Ron
17523 Sunny Trail Lane
Sugarland, TX   77479                                    2,500                  2,500

Belhouchet, Hichem & Yasmina
5414 Beverly Hill, #1
Houston, TX   77056                                     10,000                 10,000

Bilby, Glade II
606 Esplanade Avenue
New Orleans, LA    70116-2069                            2,500                  2,500

Bisnette, John E. & Dorothy
203 N. 15th Avenue
Laurel, MS   39440                                       2,500                  2,500

Boatman, Lucy T.
7532 Fair Field
Dayton, TX   77535                                       1,500                  1,500


-------------------------------------------------------------------------------------

Bolton, David C.
7532 Fair Field
Dayton, TX   77535                                       1,500                  1,500

Borders, Don
801 Deercross Court
Louisville, KY   40245                                   5,000                  5,000

Buller, Charles & Joann
6314 Amie Lane
Pearland, TX   77584                                     1,500                  1,500

Buller,  Michael
6314 Amie Lane
Pearland, TX   77584                                     1,500                  1,500

CSL Stock Partnership
Louis Macey, Trustee
1717 St. James Place, Suite 118
Houston, TX   77056                                     10,000                 10,000

Campbell, David F.
7024 S. Dairy Ashford
Houston, TX   77072-5121                                 3,000                  3,000

Casas, J. Michael
15722 Echo Lodge Dr.
Houston, TX   77095                                      5,000                  5,000

Claxton Management
(by D. Millican)
5319 Holly
Bellaire, TX   77401                                    10,000                 10,000

Conner, Suzan Faye
P.O. Box 146
Western Grove, AR   72685                                1,500                  1,500

Damlouji, W.T. Mr. & Mrs.
33 Timberlane Dr.
Laurel, MS   39440                                       5,000                  5,000

Daugherty, Richard
P.O. Box 146
Western Grove, AR   72685                                1,500                  1,500


-------------------------------------------------------------------------------------

Delvige, Darrel
10933 LaCrosse St.                                    #1 2,000               #1 2,000
Houston, TX   77029                                   #2 2,000               #2 2,000

DUFO, Ltd.
P.O. Box 2097
Genesis Building
Grand Cayman, Cayman Islands, B.W.I.
                                                        10,000                 10,000

Emanuel, Gary. M.
8703 Kensington
La Porte, TX   77571                                     1,500                  1,500

Ensminger, Marijane
1814 Country Club Dr.
Sugarland, TX   77478                                    1,000                  1,000

Fields, Leigh Ann
(by D. Monico, Jr.)
11715 Montbrook
Houston, TX   77099                                      1,000                  1,000

Goodspeed, Craig H.
10506 Trading Post Dr.
Houston, TX   77064                                      1,500                  1,500

Grandt, David & Sherry
3304 Chestershire
Pasadena, TX   77503                                     1,500                  1,500

Haddad, Mitchell
2801 S. Shaver
Pasadena, TX   77502                                     2,000                  2,000

Hall, Robert & Michele
4001 Polk Lane
Deer Park, TX   77536                                    2,000                  2,000

Haney, Johnny B.
1603 Westway St.
Galena Park, TX   77547                                  2,500                  2,500

Haney, Thomas H.
2806 Oleander
Pasadena, TX   77503                                    20,000                 20,000


-------------------------------------------------------------------------------------

Harberg, Franklin J., Jr.
11 Greenway Plaza, #2100                              #1 1,000               #1 1,000
Houston, TX   77046-1106                              #2 5,000               #2 5,000

Hill, Jessie
11601 Katy Freeway, #610
Houston, TX   77079                                      1,500                  1,500

Hoke, Dewey
2314 Rosefield
Houston, TX   77080-5420                                 4,000                  4,000

Georgetta LaBello
c/o Horn, Danielle
2610 Cherrylane
Pasadena, TX   77502                                     1,500                  1,500

Hughes, Dr. David or Rosemary
2323 Ridgewood Dr.
Laurel, MS   39440                                       2,500                  2,500

Janmark Ventures
(by J. Harberg Jr.)
11 Greenway Plaza, Suite 2100
Houston, TX   77046-1104                                 5,000                  5,000

Jensen, Mark
2115 Argonne, #13
Houston, TX   77019                                      1,000                  1,000

Jensen, Uwe
11900 Wickchester Ln., #2024
Houston, TX   77043                                      1,000                  1,000

Kemmerer, Martha & Melinda
407 E. Percy St.
Indianola, MS   38751                                    1,500                  1,500

Kemmerer, Randal & Danae
33 Surrey Dr.
Newtown Square, PA   19073                               1,500                  1,500

Kemmerer, Richard/Christine R.
17333  Thunder Creek Rd.
Eureka, MD   63025                                       1,500                  1,500


-------------------------------------------------------------------------------------

Kemmerer, Robert P., Jr.
2019 S. Shaver
Pasadena, TX   77502                                     6,000                  6,000

Labello, John A. & Georgetta
2610 Cherry Lane                                      #1 1,500               #1 1,500
Pasadena, TX   77502                                  #2 3,000               #2 3,000

Labello, John Christopher
2902 Veva Dr.
Pearland, TX   77584                                     1,500                  1,500

Laurentz, Richard
7426 Elbridge
Deer Park, TX   77536                                    2,000                  2,000

Lester, Dr. Douglas & Marty J.
1102 Aberdeen
Pasadena, TX   77502                                     1,500                  1,500

Lyons, John R.
1322 Bobwhite Lane
Katy, TX   77493                                         2,000                  2,000

Martin, Karen
2906 Holly Hall St.
Houston, TX   77054-4160                                 5,000                  5,000

Mathews, Henry
3204 Bennington                                      #1 15,000              #1 15,000
Pasadena, TX   77503                                  #2 3,000               #2 3,000

McKenna, Ltd.
P.O. Box 2097
Georgetown, Grand Cayman                              #1 7,000               #1 7,000
Cayman Islands, B.W.I.                                #2 5,000               #2 5,000

Mensman, Edward J.
305 Brown
Pasadena, TX   77506                                     1,500                  1,500

Monico, David  SR.
1806 Cottonwood Court
Sugarland, TX   77478                                    4,000                  4,000

Monico, David L. Jr.
P.O. Box 2227
Sugarland, TX   77487                                    4,000                  4,000


-------------------------------------------------------------------------------------

Monico, Jason
1806 Cottonwood Court
Sugarland, TX   77487                                    1,000                  1,000

Moore, Theodore & Joan
4223 E. Peachfield Circle
Houston, TX   77014                                      2,000                  2,000

Najvar, Hayley E. Trust
Barbara N. Shaw Trustee
P.O. Box 502
Kennedy, TX   78119                                      3,000                  3,000

Ngo, Hoang T.
15330 Peachmeadow Lane
Channelview, TX   77530-2121                             1,500                  1,500

Nguyen-Xuan, Hanh
446 Richvale Lane
Webster, TX   77598                                      1,600                  1,600

Otteman, Dewayne
712 N. 77 Sunshine Strip, #9
El Mercado Shopping Strip                             #1 5,000               #1 5,000
Harlingen, TX   78550                                 #2 2,500               #2 2,500

Parsons, John W.
1717 Bissonnet, #304
Houston, TX   77005                                      5,000                  5,000

Peters, Michelle R.
6505 Westheimer, #211
Houston, TX   77057                                      1,500                  1,500

Pitts, R. Edwin, M.D.
7710 Beechnut, Suite 100                             #1 25,000              #1 25,000
Houston, TX   77074                                  #2 10,000              #2 10,000

Pond, Jimmy or Kathy
1005 Ivy
Deer Park, TX   77536                                    3,600                  3,600


-------------------------------------------------------------------------------------

Price, Willard Don
5708 Lilac
Katy, TX   77493                                         2,000                  2,000

Prosperity Trust #7448
(by David White)
5912 Community
Houston, TX   77005                                      6,000                  6,000

Reagan, Greg M.
7324 Southwest Frwy., #1000
Houston, TX   77074                                     10,000                 10,000

Roberts, Stephen G.
650 Olive
Shreveport, LA   71104                                  12,000                 12,000

Schiro, Mark
12118 Rhett
Houston, TX   77024                                     20,000                 20,000

Serafino, Diane D.
14738 Cindywood Drive
Houston, TX   77079                                      5,000                  5,000

Song, Ming Hwa
2206 Emerald Lake Dr.
Harlingen, TX 78550                                      5,000                  5,000

Sterner, Denise
11727 Dorrance Lane
Stafford, TX   77477-1703                               20,000                 20,000

Sterner, Jennifer
c/o Denise Sterner
15330 Peachmeadow Lane                                   1,500                  1,500
Channelview, TX   77530-2121

Sterner, Laura /Denise Sterner c/f
11727 Dorrance Lane
Stafford, TX   77477-1703                                1,500                  1,500

Stubbs, Deborah R.
105 Royal Oaks St.
Huntsville, TX   77340                                   5,000                  5,000


-------------------------------------------------------------------------------------

Tackett, Dana Beth
c/o Terry Tackett
1710 Jane Drive
Pasadena, TX   77502                                     1,500                  1,500

Tackett, Terry L.
1710 Jane Drive
Pasadena, TX   77502                                     1,500                  1,500

White, Victor E., Sr.
P.O. Box 1132
Deer Park, TX   77536                                    2,000                  2,000

Whitlow, Donald
11601 Katy Freeway, Suite 610
Houston, TX   77079                                   #1 1,500               #1 1,500
281-558-7034                                          #2 2,500               #2 2,500

Whitlow, Sharon
11601 Katy Freeway, Suite 610                         #1 1,500               #1 1,500
Houston, TX   77079                                   #2 2,500               #2 2,500

Wilson Revocable Trust
E. James & Phyllis Wilson
1818 Concord
Deer Park, TX   77536                                    5,000                  5,000

Wood, Frances B.
10027 Spice Lane, Apt. 901
Houston, TX   77072                                      1,500                  1,500

Worrell, Steven D.
P.O. Box 213
Pasadena, TX   77501-0213                                2,000                  2,000

Yoneoka, Harris & Diane
13646 Almetz St.
Sylmar, CA   91342                                       3,000                  3,000

TOTAL                                                  400,000                400,000

                    SCHEDULE B   MACFILMS DISCLOSURE SCHEDULE

SINCE INCEPTION, MACFILMS HAS ISSUED THE FOLLOWING SHARES OF ITS COMMON STOCK:

1. 4,000,000 shares of Macfilms common stock were issued to its Founding Shareholders for nominal consideration in connection with the inception of the Macfilms.

2. 100,000 shares of Macfilms common stock were issued to outside directors for services rendered.

3. 247,680 shares of Macfilms common stock were issued to the Library Owners in connection with certain film acquisitions as described below.

4. 400,000 of Macfilms common stock were sold to qualified investors through a private placement memorandum at a purchase price of $.50 per share.

ACQUISITION  AGREEMENTS:

In July 1997, Macfilms and Cinevid, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired ninety-two (92) English-language feature film master recordings, all in 35 mm, 16mm, 1-inch and or BETA SP video masters, color or black and white, and suitable for conversion to 1-inch video format from Cinevid in exchange for $10,000 cash, an $87,000 note, and 17,400 shares of Macfilms common stock.

In July 1997, Macfilms and Durbin Entertainment, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired eight hundred (800) English-language feature film master recordings all in 35 mm, 16mm, 1-inch and or BETA SP video masters, color or black and white, and suitable for conversion to 1-inch video format from Durbin Entertainment, Inc. in exchange for 24,000 shares of Macfilms common stock, $16,000 dollars cash, and a $104,000 note.

In August 1997, Macfilms and Jim MCCullough Productions entered into an Asset Purchase Agreement whereby Macfilms acquired one (1) feature film production and three (3) scripts in 35 mm, 16mm, 1-inch and or BETA SP video masters, color or black and white, and suitable for conversion to 1-inch video format from Jim
McCullough  Productions  in exchange for 70,000 shares of Macfilms common stock.

In July 1997, Macfilms and Saturn Productions, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired three hundred (300) feature film master recordings from Saturn Productions, Inc. in exchange for 29,000 shares of restricted MFI common stock, $10,000 dollars cash, and a $145,000 note.

In August 1997, Macfilms and Western International, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired one hundred (100) feature film master recordings from Western International, Inc. in exchange for 50,000 shares of restricted MFI common stock, $9,990 cash, and a $200,000 note.

In July 1997, Macfilms and RAMM Film Video, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired one hundred seventy-five (175) feature film master recordings, all in 35 mm, 16mm, 1-inch and or BETA SP video masters, color or black and white, and suitable for conversion to 1-inch video format from RAMM Film Video, Inc. in exchange for 50,000 shares of Macfilms common stock, $5,000 dollars cash, and a $100,000 note.

In September 1997, Macfilms and RAMM Film Video, Inc. entered into an Asset Purchase Agreement whereby Macfilms acquired ninety-one (91) cartoons and five
(5) animated productions from RAMM Film Video, Inc. in exchange for $6,000 cash, 2,000 shares of Macfilms common stock and an $8,000 note.



TITLE  TO  ASSETS:

Pursuant to the foregoing Asset Purchase Agreements, the Library Owners have provided Macfilms with representations and warranties that they have good and marketable title to the assets free and clear of all liens, claims and encumbrances. To the best knowledge of Macfilms and the Representing Shareholders, Macfilms has good and marketable title to the films acquired from the Library Owners. Macfilms intends to conduct searches for UCC filings, tax lien filings and judgment liens with respect to the films. In the event a lien has been filed, Macfilms will use its best efforts to have the lien removed within a reasonable time.

                    SCHEDULE C SUBSIDIARIES OF G/O COLORADO:

                        SCHEDULE D G/O 1934 ACT FILINGS:

                    SCHEDULE E COMPANY FINANCIAL STATEMENTS:

                                                                 EXHIBIT 10.2(a)


              AMENDMENT NO. 1 AND SETTLEMENT AND RELEASE AGREEMENT
              ----------------------------------------------------

     1.   Parties.   This Amendment No. 1 and Settlement and Release Agreement
          -------
("Amendment") to the Reorganization Agreement dated October 30, 1997 by and between Mac Filmworks, Inc., f/k/a Keystone Entertainment, Inc., a Delaware corporation (the "Company"), G/O International, Inc., a Colorado corporation ("G/O Colorado"), and various other Third parties ("1997 Agreement") is entered into by and between the Company, G/O Colorado and Jim McCullough, as representative of the shareholders ("McCullough"). The Company, McCullough, and G/O Colorado shall be referred to collectively as the "Parties."

     2.   Facts.
          -----

          2.1 In October 1997, the Company was incorporated as a subsidiary of G/O Colorado, and G/O Colorado was issued 1,600,000 shares of Company common stock, representing a hundred percent of the issued and outstanding capital stock of the Company.

          2.2 Pursuant to the October 1997 Agreement, the 1,600,000 shares of Company common stock owned by G/O Colorado was transferred into escrow, with 1,440,000 shares to be issued to various consultants as directed by G/O Colorado and 160,000 shares to be distributed of the shareholders of G/O Colorado.

          2.3 Pursuant to the 1997 Agreement, the Company agreed to prepare and file with the SEC a registration statement, registering the distribution of the 160,000 shares of its common stock to the G/O Coloardo shareholders.

          2.4 The parties hereby agree to modify the 1997 Agreement and acknowledge certain actions previously taken.

          2.5 The Company desires to release G/O Colorado from distributing the 160,000 outstanding shares of the Company's common stock to its shareholders.

          2.6 G/O Colorado desires to release Company of its obligation pursuant to Section 5(ii) of the 1997 Agreement.

          2.7 The Parties are desiring to effect this Amendment in order to facilitate the Company's ability to issue shares of common stock by means of a Registration Statement to be filed with the Securities and Exchange Commission in connection with obtaining financing for the Company.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree to the following:

     3.   Acknowledgements
          ----------------

          3.1 G/O Colorado and the Company hereby authorize, direct, and ratify the escrow agent to distribute the 1,440,000 shares of Company common stock, to various individuals and consultants as set forth in schedules and exhibits attached to the 1997 Agreement and to issue the balance of 160,000 shares of Company common stock to G/O Colorado.

          3.2 G/O Colorado and the Company hereby agree and acknowledge that G/O Colorado is not obligated to distribute the 160,000 shares of common stock to its shareholders.

          3.3 G/O Colorado and the Company hereby acknowledge and agree that the Company is not obligated to register any of its shares of common stock, either under the Securities Act of 1933 or under
               Section 12(g) of the Securities Exchange Act of 1934 as required pursuant to the1997 Agreement.


     4.   Release
          -------

          4.1 In consideration for the release from obligations under the 1997 Agreement as described herein, the sufficiency of which is hereby acknowledged and confessed, G/O Colorado, its officers, directors, partners, attorneys, agents, servants, representatives, successors, employees and assigns, to the extent
                                                                   -------------
               legally  allowed, hereby  covenant  and  agree  as  follows:
               ----------------


               4.1.1  That they hereby release, acquit and forever discharge the
                    Company, its agents, servants and representatives, from any and all rights, obligations, claims, demands and causes of action, whether in contract or in tort, arising from or relating to the Company's obligations under Section 5(ii) of the 1997 Agreement.

          4.2  In  consideration  of  the  for  releasing  the  Company from its obligation under Section 5 (ii) of the 1997 Agreement, and for the agreements and covenants set forth herein, the sufficiency of which the Company hereby acknowledges and confesses, the Company, its representatives, successors and assigns, to the extent
                                                                 ---------------
               legally  allowed,  hereby  covenant  and  agree  as  follows:
               ----------------


               4.2.1 That they hereby release, acquit, and forever discharge G/O
                    Colorado, its officers, directors, attorneys, agents, servants, representatives, successors, employees and assigns, from any and all rights, obligations, claims, demands and causes of action, whether in contract or in tort, arising from its obligations to distribute 160,000 shares of common stock to G/O Colorado shareholders.

     5.   Representations  of  the  Parties:
          ---------------------------------

     5.1  G/O  Colorado  represents  that  it:

          5.1.1 has been fully informed of the terms, and effect of this Amendment and has had the opportunity to consult counsel in connection with its execution;

          5.1.2 has neither made nor received (nor relied on) any promise or representation of any kind by any other party or anyone acting for them, except as expressly stated in this Amendment; and

          5.1.3 owns outright and without any encumbrance the claims, rights and/or interests that each purports to release herein.

     5.2  The  Company  represents  that  it:

          5.2.1 has been fully informed of the terms, and effect of this Amendment and has had the opportunity to consult counsel in connection with its execution;

          5.2.2 has neither made nor received (nor relied on) any promise or representation of any kind by any other Party or anyone acting for them, except as expressly stated in this Amendment; and

     6.   Capacity.  The  Parties  represent  that  they are lawfully authorized
          --------
          to execute this Amendment. The Parties to this Amendment further represent that they have read it in full before its execution, and that they fully understand the meaning, operation and effect of its terms.

     7.   Binding  Effect.  This  Amendment shall be binding on and inure to the
          --------------
          benefit of the Parties and their respective heirs, successors, assigns, agents, employees, and personal representatives.

     8.   Modification.  No  modification  or  amendment of this Amendment shall
          ------------
          be effective unless such modification or amendment shall be in writing and signed by all Parties hereto.

     9.   Entire  Agreement.  This  Amendment  constitutes  the entire agreement
          -----------------
          between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties in connection with the subject matter hereof.

     10.  Interpretation.  The  laws  of  the  State  of  Texas shall govern the
           --------------
          interpretation, construction, and performance of this Amendment. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

     11.  Execution.  This  Amendment  may  be executed in several counterparts,
             ---------
          each of which shall be deemed an original, and such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall be effective on the day and year first above written.

     12.  Severability.  Whenever  possible,  each  provision  of this Amendment
             ------------
          shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Release is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision; rather, this Release shall be reformed, construed, and enforced in any such jurisdiction as if such invalid, illegal, or unenforceable provisions had never been contained herein, and a new, enforceable provision shall be substituted which accomplishes the intent of the invalid, illegal, or unenforceable provision as nearly as practicable.

     13.  Multiple  Counterparts.  This  Release  may  be  executed  in multiple
          -----------------------
          counterparts, each of which shall serve as an original for all purposes, but all copies shall constitute but one and the same agreement.

     14.  Nonwaiver  of  Subsequent  Breach.  The  waiver by any party hereto of
           -------------------------------
          a breach of any provision of this Release shall not operate or be construed as a waiver of any subsequent breach by any party.

     15.  Electronically  Transmitted  Documents.  If  a  copy or counterpart of
           -------------------------------------
          this Release is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

     16.  Arbitration.  Any  controversy  or  claim  arising  out of or relating
           -----------
          to this Release, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"), by one or more arbitrators chosen in accordance with the Rules. Arbitration shall be initiated by written demand by the party seeking arbitration. This agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas. A decision of the arbitrator or arbitrators shall be final, conclusive and binding on both parties, and judgment may be entered thereon in the District Court of Harris County, Texas, to enforce such decision and the benefits thereof. Upon appointment, the arbitrators shall then proceed to decide the arbitration subjects in accordance with the Rules. Any arbitration held in accordance with this paragraph shall be private and confidential and no person shall be entitled to attend the hearings except the arbitrator(s), the stenographer, if one is requested, the parties, the parties' attorneys, and any designated representatives of the Parties. The matters submitted for arbitration, the hearings and proceedings thereunder and the arbitration award shall be kept and maintained in strictest confidence by both parties and shall not be discussed, by any persons. On request of either party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrators and any judgment enforcing such award.

     17.  Preparation  of  Release.  Each  party  acknowledges  that  such party
          ------------------------
          had separate and independent advice of counsel with respect to the preparation of this Release. In light of those facts, it is acknowledged that no party shall be construed to be solely responsible for the drafting of this Release, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Release.

     IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Release as of November 21, 2000.


                         G/O  INTERNATIONAL,  INC.,  A  COLORADO  CORPORATION


                             /S/ J.  L.  BURNS
                         ---------------------------
                         By:     J.  L.  Burns
                         ---------------------------
                         Title:  President
                         ---------------------------
                          Date:  November  2000


                              /S/  ILLEGIBLE
                         ---------------------------
                         By:
                         ---------------------------
                         Title:
                         ---------------------------
                         Date:                , 2000
                         ---------------------------

                         MACFILMWORKS, INC., A DELAWARE CORPORATION F/K/A KEYSTONE ENTERTAINMENT, INC.



                             /S/  JIM  MCCULLOUGH,  SR.
                         --------------------------------
                         By:  Jim  McCullough  Sr.,  President
                         Date:  November  ,  2000


                         /S/  JIM  MCCULLOUGH,  SR.
                         --------------------------------
                         Jim  McCullough  Sr.,  Individual  Representing
                           Shareholders
                         Date:  November  2000